SUPPLEMENT DATED SEPTEMBER 17, 2012
To the variable annuity prospectuses of:

Allianz Retirement Pro® New York
Dated September 17, 2012

Allianz Retirement AdvantageSM New York
Dated July 30, 2012

ISSUED BY

Allianz Life Insurance Company of New York and Allianz Life of NY Variable Account C

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The AZL® Pyramis® Core Bond Fund and the PIMCO VIT Low Duration Portfolio are currently not available as an Investment Option choice under the contracts referenced above.

(RET-006-NY, REA-002-NY)
PRO-013-0512